SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report :  October 15, 1999

(Date of earliest event reported)

Commission File No.:   333-49129-02

LB Commercial Mortgage Trust 1999-C1
Commercial Mortgage Pass-Through Certificates
Series 1999-C1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-2181984
52-2181987
52-2181988
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On October 15,1999 distribution was made to holders of LB Commercial Mortgage Trust, Mortgage Pass-Through Certificates Series 1999 - C1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report   distributed  to  holders  of  LB Commercial Mort-
           gage, Trust, Mortgage Pass-Through Certificates Series 1999- C1, relating to the October 15, 1999 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LB Commercial Mortgage Trust 1999-C1
Commercial Mortgage Pass-Through Certificates
Series 1999-C1


October 20, 1999   by Norwest Bank Minnesota, N.A., as Trustee
                   /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)     Monthly  report  distributed  to holders of  Commercial  Mortgage
              Pass-Through Certificates, Series 1999-C1 Trust, relating to the
              October 15, 1999 distribution